                                                                    EXHIBIT 99.1

[PNC LOGO]

                     THE PNC FINANCIAL SERVICES GROUP, INC.

                        FINANCIAL SUPPLEMENT (UNAUDITED)
                        FOURTH QUARTER AND FULL YEAR 2003

                     THE PNC FINANCIAL SERVICES GROUP, INC.
                        FINANCIAL SUPPLEMENT (UNAUDITED)
                        FOURTH QUARTER AND FULL YEAR 2003

                                                                Page
                                                              -------
Consolidated Statement of Income                                1 - 2
Consolidated Balance Sheet                                          3
Capital and Asset Quality Ratios                                    3
Results of Businesses
  Summary                                                       4 - 5
  Banking Businesses
   Regional Community Banking                                   6 - 7
   Wholesale Banking
    Corporate Banking                                           8 - 9
    PNC Real Estate Finance                                   10 - 11
    PNC Business Credit                                       12 - 13
   PNC Advisors                                               14 - 15
  Asset Management and Processing Businesses
    BlackRock                                                 16 - 17
    PFPC                                                      18 - 19
Details of Net Interest Income and Net Interest Margin             20
Details of Noninterest Income and Noninterest Expense              21
Consolidated Average Balance Sheet                            22 - 23
Details of Loans and Loans Held for Sale                           24
Allowances For Credit Losses And Unfunded Loan
  Commitments And Letters of Credit                                25
Details of Nonperforming Assets                               26 - 27
Glossary of Terms                                                  28
Business Definitions                                               30

The information contained in this Financial Supplement is preliminary, unaudited and based on data available at January 21, 2004. It speaks only as of the particular date or dates included in the accompanying pages. PNC does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. The Corporation's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Certain prior period amounts included in this Financial Supplement have been reclassified to conform to the current period presentation. In addition, amounts included in this Financial Supplement are presented on a continuing operations basis, unless otherwise noted.

Consolidated financial results for the three months ended September 30, 2003 have been adjusted to reflect the de-consolidation of certain variable interest entities in accordance with the Financial Accounting Standards Board's Financial Interpretation No. 46 (Revised 2003) ("FIN 46R"). These entities were previously consolidated under the Corporation's early adoption of FIN 46 in PNC's consolidated financial statements as of and for the three months ended September 30, 2003. In addition, based on guidance included in FIN 46R, the Corporation deconsolidated the assets and liabilities of PNC Institutional Capital Trust A, B, C and D effective December 31, 2003.

Average full-time equivalent employee (FTE) statistics as disclosed in this Financial Supplement by business reflect staff directly employed by the respective business and exclude corporate and shared services employees.

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 1

CONSOLIDATED STATEMENT OF INCOME (Unaudited)

                                                                          December 31  December 31  December 31
For the year ended - in millions, except per share data                       2003        2002         2001
---------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                                     $ 1,940      $ 2,294      $ 3,279
Securities                                                                      579          616          625
Loans held for sale                                                              48          135          119
Purchased customer receivables                                                   22
Other                                                                           123          127          114
-------------------------------------------------------------------------------------------------------------
  Total interest income                                                       2,712        3,172        4,137
-------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Deposits                                                                        457          659        1,229
Borrowed funds                                                                  210          316          646
Capital securities                                                               29
Commercial paper                                                                 14
Liabilities of certain variable interest entities                                 6
-------------------------------------------------------------------------------------------------------------
  Total interest expense                                                        716          975        1,875
-------------------------------------------------------------------------------------------------------------
  Net interest income                                                         1,996        2,197        2,262
Provision for credit losses                                                     177          309          903
-------------------------------------------------------------------------------------------------------------
  Net interest income less provision for credit losses                        1,819        1,888        1,359
-------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Asset management                                                                861          853          848
Fund servicing                                                                  762          816          833
Service charges on deposits                                                     239          227          218
Brokerage                                                                       184          195          206
Consumer services                                                               251          239          229
Corporate services                                                              485          526           60
Equity management                                                               (25)         (51)        (179)
Net securities gains                                                            116           89          131
Investments held by certain variable interest entities                           19
Other                                                                           365          303          306
-------------------------------------------------------------------------------------------------------------
  Total noninterest income                                                    3,257        3,197        2,652
-------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Staff                                                                         1,804        1,701        1,667
Net occupancy                                                                   282          243          220
Equipment                                                                       276          271          255
Marketing                                                                        64           51           57
Distributions on capital securities                                              28           58           63
Other                                                                         1,022          903        1,152
-------------------------------------------------------------------------------------------------------------
  Total noninterest expense                                                   3,476        3,227        3,414
-------------------------------------------------------------------------------------------------------------
Income from continuing operations before minority and noncontrolling
  interests and income taxes                                                  1,600        1,858          597
Minority and noncontrolling interests in income of consolidated entities         32           37           33
Income taxes                                                                    539          621          187
-------------------------------------------------------------------------------------------------------------
  Income from continuing operations                                           1,029        1,200          377
Income (loss) from discontinued operations (less applicable income tax
  benefit of $9 in 2002 and income taxes of  zero in 2001)                                   (16)           5
-------------------------------------------------------------------------------------------------------------
Income before cumulative effect of accounting change                          1,029        1,184          382
Cumulative effect of accounting change (less applicable income tax
  benefits of $14 in 2003 and $2 in 2001)                                       (28)                       (5)
-------------------------------------------------------------------------------------------------------------
  Net income                                                                $ 1,001      $ 1,184      $   377
-------------------------------------------------------------------------------------------------------------
EARNINGS PER COMMON SHARE
  From continuing operations
   Basic                                                                    $  3.68      $  4.23      $  1.27
   Diluted                                                                  $  3.65      $  4.20      $  1.26
-------------------------------------------------------------------------------------------------------------
  From net income
   Basic                                                                    $  3.58      $  4.18      $  1.27
   Diluted                                                                  $  3.55      $  4.15      $  1.26
-------------------------------------------------------------------------------------------------------------
AVERAGE COMMON SHARES OUTSTANDING
   Basic                                                                        280          283          287
   Diluted                                                                      281          285          290
=============================================================================================================

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 2

CONSOLIDATED STATEMENT OF INCOME (Unaudited)

                                                                 December 31  September 30  June 30  March 31  December 31
For the three months ended - in millions, except per share data     2003          2003       2003      2003       2002
--------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                             $ 461        $ 477       $ 495     $ 507      $ 540
Securities                                                            140          141         155       143        150
Loans held for sale                                                    13            8          15        12         18
Purchased customer receivables                                         11           11
Other                                                                  35           31          27        30         33
-----------------------------------------------------------------------------------------------------------------------
  Total interest income                                               660          668         692       692        741
-----------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Deposits                                                              102          106         117       132        149
Borrowed funds                                                         48           51          54        57         68
Capital securities                                                     15           14
Commercial paper                                                        7            7
Liabilities of certain variable interest entities                       3            3
-----------------------------------------------------------------------------------------------------------------------
  Total interest expense                                              175          181         171       189        217
-----------------------------------------------------------------------------------------------------------------------
  Net interest income                                                 485          487         521       503        524
Provision for credit losses                                            34           50          57        36         65
-----------------------------------------------------------------------------------------------------------------------
  Net interest income less provision for credit losses                451          437         464       467        459
-----------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Asset management                                                      229          216         209       207        202
Fund servicing                                                        193          188         188       193        194
Service charges on deposits                                            62           60          60        57         61
Brokerage                                                              51           46          46        41         44
Consumer services                                                      63           65          64        59         61
Corporate services                                                    123          132         114       116        151
Equity management                                                                   (4)        (17)       (4)       (14)
Net securities gains                                                   15           19          26        56          1
Investments held by certain variable interest entities                 10            9
Other                                                                 115           94          86        70         66
-----------------------------------------------------------------------------------------------------------------------
  Total noninterest income                                            861          825         776       795        766
-----------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Staff                                                                 472          448         446       438        408
Net occupancy                                                          65           63          64        90         62
Equipment                                                              71           67          69        69         68
Marketing                                                              15           16          18        15         11
Distributions on capital securities                                                             14        14         14
Other                                                                 235          233         324       230        228
-----------------------------------------------------------------------------------------------------------------------
  Total noninterest expense                                           858          827         935       856        791
-----------------------------------------------------------------------------------------------------------------------
Income from continuing operations before minority
  and noncontrolling interests and income taxes                       454          435         305       406        434
Minority and noncontrolling interests in income of
  consolidated entities                                                 6            2          13        11         11
Income taxes                                                          146          152         108       133        145
-----------------------------------------------------------------------------------------------------------------------
  Income from continuing operations                                   302          281         184       262        278
Income (loss) from discontinued operations (less
  applicable income tax benefit of $9)                                                                              (16)
-----------------------------------------------------------------------------------------------------------------------
Income before cumulative effect of accounting change                  302          281         184       262        262
Cumulative effect of accounting change (less
  applicable income tax benefit of $14)                               (28)
-----------------------------------------------------------------------------------------------------------------------
  Net income                                                        $ 274        $ 281       $ 184     $ 262      $ 262
-----------------------------------------------------------------------------------------------------------------------
EARNINGS PER COMMON SHARE
From continuing operations
  Basic                                                             $1.09        $1.01       $ .65     $ .93      $ .97
  Diluted                                                           $1.08        $1.00       $ .65     $ .92      $ .97
From net income
  Basic                                                             $ .99        $1.01       $ .65     $ .93      $ .92
  Diluted                                                           $ .98        $1.00       $ .65     $ .92      $ .92
-----------------------------------------------------------------------------------------------------------------------
AVERAGE COMMON SHARES OUTSTANDING
  Basic                                                               276          278         281       283        284
  Diluted (a)                                                         278          280         282       284        286
=======================================================================================================================

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 3

CONSOLIDATED BALANCE SHEET (Unaudited)

                                                                     December 31  September 30   June 30    March 31    December 31
In millions, except par value                                           2003          2003        2003        2003         2002
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                               $  2,968      $  3,150    $  3,797    $  3,626     $  3,201
Federal funds sold                                                          50                       850       1,913        1,847
Other short-term investments                                             2,546         2,533       1,554       2,012        1,811
Loans held for sale                                                      1,400         1,531       1,475       1,702        1,607
Securities                                                              15,690        14,907      16,017      14,973       13,763
Loans, net of unearned income of  $1,009, $1,037, $1,018,
  $1,018 and $1,075                                                     34,080        34,514      34,534      35,245       35,450
  Allowance for credit losses                                             (632)         (648)       (673)       (680)        (673)
---------------------------------------------------------------------------------------------------------------------------------
  Net loans                                                             33,448        33,866      33,861      34,565       34,777
Goodwill                                                                 2,390         2,385       2,356       2,356        2,313
Other intangible assets                                                    317           311         316         330          333
Purchased customer receivables                                           2,223         2,481
Other                                                                    7,136         7,539       7,036       7,142        6,725
---------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                        $ 68,168      $ 68,703    $ 67,262    $ 68,619     $ 66,377
=================================================================================================================================

LIABILITIES
Deposits
  Noninterest-bearing                                                 $ 11,505      $ 12,118    $ 13,368    $ 12,460     $ 10,563
  Interest-bearing                                                      33,736        33,405      33,326      34,621       34,419
---------------------------------------------------------------------------------------------------------------------------------
    Total deposits                                                      45,241        45,523      46,694      47,081       44,982
Borrowed funds
  Federal funds purchased                                                  169           881          36          34           38
  Repurchase agreements                                                  1,081         1,048       1,015       1,082          814
  Bank notes and senior debt                                             2,823         2,839       3,306       3,850        4,400
  Federal Home Loan Bank borrowings                                      1,115         1,127       1,134       1,146        1,256
  Subordinated debt                                                      3,729         1,980       2,260       2,234        2,423
  Mandatorily redeemable capital securities of
   subsidiary trusts                                                                     848
  Commercial paper                                                       2,226         2,483
  Liabilities of certain variable interest entities                        144           160
  Other borrowed funds                                                     166           188         152         188          185
---------------------------------------------------------------------------------------------------------------------------------
    Total borrowed funds                                                11,453        11,554       7,903       8,534        9,116
Allowance for unfunded loan commitments
  and letters of credit                                                     90            89          78          77           84
Accrued expenses                                                         2,275         2,226       2,269       2,023        2,046
Other                                                                    2,002         2,193       2,435       3,020        2,172
---------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                     61,061        61,585      59,379      60,735       58,400
---------------------------------------------------------------------------------------------------------------------------------
Minority and noncontrolling interests in consolidated entities             462           480         261         244          270

Mandatorily redeemable capital securities of
   subsidiary trusts                                                                                 848         848          848

SHAREHOLDERS' EQUITY
Preferred stock
Common stock - $5 par value
  Authorized 800 shares, issued 353 shares                               1,764         1,764       1,764       1,764        1,764
Capital surplus                                                          1,108         1,110       1,100       1,102        1,101
Retained earnings                                                        7,642         7,507       7,360       7,311        7,187
Deferred benefit expense                                                   (29)          (24)        (27)        (28)          (9)
Accumulated other comprehensive income                                      60           148         304         293          321
Common stock held in treasury at cost:  76, 76, 73, 71,
  and 68 shares                                                         (3,900)       (3,867)     (3,727)     (3,650)      (3,505)
---------------------------------------------------------------------------------------------------------------------------------
  Total shareholders' equity                                             6,645         6,638       6,774       6,792        6,859
---------------------------------------------------------------------------------------------------------------------------------
  Total liabilities, minority and noncontrolling interests, capital
   securities and shareholders' equity                                $ 68,168      $ 68,703    $ 67,262    $ 68,619     $ 66,377
=================================================================================================================================
CAPITAL RATIOS
Tier I risk-based (a)                                                      9.5 %         8.7 %       8.9 %       8.7 %        8.8 %
Total risk-based (a)                                                      13.7          12.0        12.3        12.3         12.5
Leverage (a)                                                               8.2           7.6         8.1         8.0          8.1
Shareholders' equity to total assets                                      9.75          9.66       10.07        9.90        10.33
Common shareholders' equity to total assets                               9.73          9.65       10.06        9.89        10.32

ASSET QUALITY RATIOS
Nonperforming assets to total loans,
  loans held for sale and foreclosed assets                                .92 %        1.10 %      1.12 %      1.10 %       1.13 %
Nonperforming loans to total loans                                         .78           .94         .95         .95          .87
Allowance for credit losses to total loans                                1.85          1.88        1.95        1.93         1.90
Allowance for credit losses to nonperforming loans                         238           200         206         203          218
Net charge-offs to average loans (For the three months ended)              .57           .73         .73         .42          .39
=================================================================================================================================

(a) Estimated for December 31, 2003.

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 4

RESULTS OF BUSINESSES - SUMMARY (Unaudited) (a)

Year ended - dollars in millions

                                                                                   December 31        December 31
EARNINGS (LOSS)                                                                       2003               2002
-----------------------------------------------------------------------------------------------------------------
Banking Businesses
  Regional Community Banking                                                       $       608        $       697
  Wholesale Banking
     Corporate Banking                                                                     173                150
     PNC Real Estate Finance                                                               102                 90
     PNC Business Credit                                                                    31                 40
-----------------------------------------------------------------------------------------------------------------
       Total wholesale banking                                                             306                280
  PNC Advisors                                                                              72                 97
-----------------------------------------------------------------------------------------------------------------
       Total banking businesses                                                            986              1,074
-----------------------------------------------------------------------------------------------------------------
Asset management and processing businesses
  BlackRock                                                                                155                133
  PFPC                                                                                      61                 65
-----------------------------------------------------------------------------------------------------------------
       Total asset management and processing businesses                                    216                198
-----------------------------------------------------------------------------------------------------------------
       Total business earnings                                                           1,202              1,272
Intercompany eliminations                                                                   (6)                (9)
Other                                                                                     (167)               (63)
-----------------------------------------------------------------------------------------------------------------
Results from continuing operations                                                       1,029              1,200
Discontinued operations                                                                                       (16)
-----------------------------------------------------------------------------------------------------------------
Results before cumulative effect of accounting change                                    1,029              1,184
Cumulative effect of accounting change                                                     (28)
-----------------------------------------------------------------------------------------------------------------
       Total consolidated                                                          $     1,001        $     1,184
=================================================================================================================

                                                                                   December 31        December 31
REVENUE (b)                                                                           2003               2002
-----------------------------------------------------------------------------------------------------------------
Banking Businesses
  Regional Community Banking                                                       $     2,064        $     2,182
  Wholesale Banking
     Corporate Banking                                                                     685                786
     PNC Real Estate Finance                                                               267                229
     PNC Business Credit                                                                   192                182
-----------------------------------------------------------------------------------------------------------------
       Total wholesale banking                                                           1,144              1,197
   PNC Advisors                                                                            615                654
-----------------------------------------------------------------------------------------------------------------
       Total banking businesses                                                          3,823              4,033
-----------------------------------------------------------------------------------------------------------------
Asset Management and Processing Businesses
  BlackRock                                                                                598                577
  PFPC                                                                                     762                817
-----------------------------------------------------------------------------------------------------------------
       Total asset management and processing businesses                                  1,360              1,394
-----------------------------------------------------------------------------------------------------------------
       Total business revenue                                                            5,183              5,427
Intercompany eliminations                                                                  (89)              (101)
Other                                                                                      169                 81
-----------------------------------------------------------------------------------------------------------------
       Total consolidated                                                          $     5,263        $     5,407
=================================================================================================================

(a) See "Review of Businesses" within the Financial Review section of the Corporation's 2002 Annual Report to Shareholders included as Exhibit 13 in the Corporation's 2002 Annual Report on Form 10-K for additional information regarding presentation of results for the Corporation's major businesses. The Corporation's line of business information is based on management information systems, assumptions and methodologies that are under review on an ongoing basis.

(b) Business revenue is presented on a taxable-equivalent basis except for BlackRock and PFPC, which are presented on a book (GAAP) basis. The interest income earned on certain assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. In order to provide accurate comparisons of yields and margins for all earning assets, the interest income earned on tax-exempt assets has been increased to make them fully equivalent to other taxable interest income investments. A reconciliation of total consolidated revenue on a book basis to total consolidated revenue on a taxable-equivalent basis is as follows (in millions):

                                                                             December 31        December 31
                                                                                2003               2002
                                                                             ------------------------------
Total consolidated revenue, book (GAAP) basis                                $     5,253        $     5,394
Taxable-equivalent adjustment                                                         10                 13
                                                                             ------------------------------
   Total consolidated revenue,  taxable-equivalent basis                     $     5,263        $     5,407
                                                                             ==============================

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 5

RESULTS OF BUSINESSES - SUMMARY (Unaudited) (a)

Three months ended - dollars in millions

                                                 December 31    September 30     June 30       March 31      December 31
EARNINGS (LOSS)                                     2003            2003          2003           2003           2002
------------------------------------------------------------------------------------------------------------------------
Banking Businesses
  Regional Community Banking                     $       159    $       138    $       159    $       152    $       152
  Wholesale Banking
     Corporate Banking                                    61             37             33             42             33
     PNC Real Estate Finance                              28             34             24             16             23
     PNC Business Credit                                   5              6              6             14             28
------------------------------------------------------------------------------------------------------------------------
       Total wholesale banking                            94             77             63             72             84
  PNC Advisors                                            16             20             20             16             13
------------------------------------------------------------------------------------------------------------------------
       Total banking businesses                          269            235            242            240            249
------------------------------------------------------------------------------------------------------------------------
Asset Management and Processing Businesses
  BlackRock                                               41             40             39             35             34
  PFPC                                                    18             16             15             12              8
------------------------------------------------------------------------------------------------------------------------
  Total asset management and processing
       businesses                                         59             56             54             47             42
------------------------------------------------------------------------------------------------------------------------
       Total business earnings                           328            291            296            287            291
Intercompany eliminations                                 (1)            (2)            (1)            (2)            (2)
Other                                                    (25)            (8)          (111)           (23)           (11)
------------------------------------------------------------------------------------------------------------------------
Results from continuing operations                       302            281            184            262            278
Discontinued operations                                                                                              (16)
------------------------------------------------------------------------------------------------------------------------
Results before cumulative effect of
     accounting change                                   302            281            184            262            262
Cumulative effect of accounting change                   (28)
------------------------------------------------------------------------------------------------------------------------
       Total consolidated                        $       274    $       281    $       184    $       262    $       262
========================================================================================================================

                                                 December 31    September 30     June 30       March 31      December 31
REVENUE (b)                                         2003            2003          2003           2003           2002
------------------------------------------------------------------------------------------------------------------------
Banking Businesses
  Regional Community Banking                     $       506    $       503    $       537    $       518    $       511
  Wholesale Banking
     Corporate Banking                                   172            165            159            189            198
     PNC Real Estate Finance                              69             80             62             56             58
     PNC Business Credit                                  55             47             46             44             49
------------------------------------------------------------------------------------------------------------------------
       Total wholesale banking                           296            292            267            289            305
  PNC Advisors                                           159            155            154            147            150
------------------------------------------------------------------------------------------------------------------------
       Total banking businesses                          961            950            958            954            966
------------------------------------------------------------------------------------------------------------------------
Asset management and processing businesses
  BlackRock                                              161            150            144            143            137
  PFPC                                                   194            188            187            193            195
------------------------------------------------------------------------------------------------------------------------
  Total asset management and processing
   businesses                                            355            338            331            336            332
------------------------------------------------------------------------------------------------------------------------
       Total business revenue                          1,316          1,288          1,289          1,290          1,298
Intercompany eliminations                                (21)           (21)           (25)           (22)           (22)
Other                                                     54             47             35             33             17
------------------------------------------------------------------------------------------------------------------------
       Total consolidated                        $     1,349    $     1,314    $     1,299    $     1,301    $     1,293
========================================================================================================================

(a) See "Review of Businesses" within the Financial Review section of the Corporation's 2002 Annual Report to Shareholders included as Exhibit 13 in the Corporation's 2002 Annual Report on Form 10-K for additional information regarding presentation of results for the Corporation's major businesses. The Corporation's line of business information is based on management information systems, assumptions and methodologies that are under review on an ongoing basis.

(b) Business revenue is presented on a taxable-equivalent basis except for BlackRock and PFPC, which are presented on a book (GAAP) basis. A reconciliation of total consolidated revenue on a book basis to total consolidated revenue on a taxable-equivalent basis is as follows (in millions):

                                                           December 31    September 30     June 30       March 31      December 31
                                                              2003            2003          2003           2003           2002
                                                           -----------------------------------------------------------------------
Total consolidated revenue, book (GAAP) basis              $     1,346    $     1,312    $     1,297    $     1,298    $     1,290
Taxable-equivalent adjustment                                        3              2              2              3              3
                                                           -----------------------------------------------------------------------
  Total consolidated revenue,  taxable-equivalent basis    $     1,349    $     1,314    $     1,299    $     1,301    $     1,293
                                                           =======================================================================

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 6

REGIONAL COMMUNITY BANKING (Unaudited)

Year ended
Taxable-equivalent basis                                                           December 31        December 31
Dollars in millions                                                                   2003               2002
-----------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                                                $     1,267        $     1,409
Other noninterest income                                                                   704                689
Net securities gains                                                                        93                 84
-----------------------------------------------------------------------------------------------------------------
    Total revenue                                                                        2,064              2,182
Provision for credit losses                                                                 46                 52
Noninterest expense                                                                      1,094              1,061
-----------------------------------------------------------------------------------------------------------------
    Pretax earnings                                                                        924              1,069
Income taxes                                                                               316                372
-----------------------------------------------------------------------------------------------------------------
    Earnings                                                                       $       608        $       697
=================================================================================================================
AVERAGE BALANCE SHEET
Loans
    Consumer
       Home equity                                                                 $     8,285        $     7,101
       Indirect                                                                            477                541
       Other consumer                                                                      510                632
-----------------------------------------------------------------------------------------------------------------
          Total consumer                                                                 9,272              8,274
    Residential mortgage                                                                 2,893              4,110
    Commercial                                                                           3,946              3,599
    Vehicle leasing                                                                      1,069              1,678
    Other                                                                                  117                119
-----------------------------------------------------------------------------------------------------------------
          Total loans                                                                   17,297             17,780
Securities                                                                              14,169             11,139
Education and other loans held for sale                                                  1,164              1,319
Assigned assets and other assets                                                         5,820              8,738
-----------------------------------------------------------------------------------------------------------------
    Total assets                                                                   $    38,450        $    38,976
=================================================================================================================
Deposits
    Noninterest-bearing demand                                                     $     5,570        $     5,046
    Interest-bearing demand                                                              6,313              6,057
    Money market                                                                        12,303             12,279
    Savings                                                                              2,023              1,962
    Certificates                                                                         8,572             10,045
-----------------------------------------------------------------------------------------------------------------
          Total deposits                                                                34,781             35,389
Other liabilities                                                                        1,072                958
Assigned capital                                                                         2,597              2,629
-----------------------------------------------------------------------------------------------------------------
    Total funds                                                                    $    38,450        $    38,976
=================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                                                                  23%                27%
Noninterest income to total revenue                                                         39                 35
Efficiency                                                                                  53                 49
=================================================================================================================
OTHER INFORMATION (a)
Total nonperforming assets (b)                                                     $        90        $        82
Vehicle leasing outstandings, net of unearned income                               $       698        $     1,386
Net charge-offs                                                                    $        53        $        56
Home equity portfolio credit statistics:
  Percentage of first lien positions                                                        51%                40%
  Weighted average loan-to-value ratios                                                     70%                70%
  Weighted average FICO scores                                                             713                709
Gains on sales of education loans (c)                                              $        20        $        23
Average FTE staff                                                                        9,447              9,657
ATMs                                                                                     3,600              3,550
Branches                                                                                   719                714
Financial consultants                                                                      693                645
Business banking centers                                                                   208                193
Checking relationships                                                               1,611,000          1,542,000
Online banking users                                                                   762,000            607,000
Deposit households using online banking                                                   43.2%              36.6%
=================================================================================================================

(a) Presented as of period-end, except for net charge-offs, gains on sales of education loans and average FTEs.

(b) See Note (a) on page 26 of this financial supplement. The impact of this change was reflected in the amount at December 31, 2003.

(c)  Included in other noninterest income above.

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 7

REGIONAL COMMUNITY BANKING (Unaudited)

Three months ended
Taxable-equivalent basis                         December 31    September 30     June 30        March 31     December 31
Dollars in millions                                 2003            2003          2003            2003          2002
------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                              $       307    $       309    $       334    $       317    $       331
Other noninterest income                                 183            177            181            163            180
Net securities gains                                      16             17             22             38
------------------------------------------------------------------------------------------------------------------------
    Total revenue                                        506            503            537            518            511
Provision for credit losses                               14             11             13              8             15
Noninterest expense                                      252            282            282            278            264
------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                      240            210            242            232            232
Income taxes                                              81             72             83             80             80
------------------------------------------------------------------------------------------------------------------------
    Earnings                                     $       159    $       138    $       159    $       152    $       152
========================================================================================================================
AVERAGE BALANCE SHEET
Loans
    Consumer
       Home equity                               $     8,926    $     8,476    $     8,047    $     7,675    $     7,395
       Indirect                                          510            492            468            438            458
       Other consumer                                    474            504            516            546            582
------------------------------------------------------------------------------------------------------------------------
          Total consumer                               9,910          9,472          9,031          8,659          8,435
    Residential mortgage                               2,751          2,585          2,970          3,276          3,146
    Commercial                                         3,934          3,911          4,001          3,939          3,857
    Vehicle leasing                                      790            980          1,177          1,336          1,464
    Other                                                120            114            117            117            115
------------------------------------------------------------------------------------------------------------------------
          Total loans                                 17,505         17,062         17,296         17,327         17,017
Securities                                            15,133         14,792         14,211         12,504         11,982
Education and other loans held for sale                1,158          1,105          1,197          1,197          1,215
Assigned assets and other assets                       4,185          5,448          5,731          7,961          8,661
------------------------------------------------------------------------------------------------------------------------
    Total assets                                 $    37,981    $    38,407    $    38,435    $    38,989    $    38,875
========================================================================================================================
Deposits
    Noninterest-bearing demand                   $     5,799    $     5,739    $     5,471    $     5,264    $     5,242
    Interest-bearing demand                            6,601          6,397          6,136          6,112          6,191
    Money market                                      12,140         12,307         12,407         12,361         12,184
    Savings                                            2,020          2,050          2,046          1,976          1,950
    Certificates                                       8,047          8,234          8,666          9,360          9,653
------------------------------------------------------------------------------------------------------------------------
          Total deposits                              34,607         34,727         34,726         35,073         35,220
Other liabilities                                        801          1,093          1,112          1,285          1,035
Assigned capital                                       2,573          2,587          2,597          2,631          2,620
------------------------------------------------------------------------------------------------------------------------
    Total funds                                  $    37,981    $    38,407    $    38,435    $    38,989    $    38,875
========================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                                25%            21%            25%            23%            23%
Noninterest income to total revenue                       39             39             38             39             35
Efficiency                                                50             56             53             54             52
========================================================================================================================
OTHER INFORMATION (a)
Total nonperforming assets (b)                   $        90    $        74    $        75    $        86    $        82
Vehicle leasing outstandings, net
   of unearned income                            $       698    $       872    $     1,048    $     1,239    $     1,386
Net charge-offs                                  $        15    $        12    $        13    $        13    $        15
Home equity portfolio credit statistics:
  Percentage of first lien positions                      51%            50%            46%            43%            40%
  Weighted average loan-to-value ratios                   70%            70%            72%            70%            70%
  Weighted average FICO scores                           713            712            712            709            709
Gains on sales of education loans (c)            $         8    $         4    $         7    $         1    $        10
Average FTE staff                                      9,474          9,524          9,447          9,404          9,610
ATMs                                                   3,600          3,664          3,660          3,594          3,550
Branches                                                 719            715            713            713            714
Financial consultants                                    693            702            693            674            645
Business banking centers                                 208            208            193            193            193
Checking relationships                             1,611,000      1,606,000      1,575,000      1,555,000      1,542,000
Online banking users                                 762,000        728,000        684,000        647,000        607,000
Deposit households using online banking                 43.2%          41.7%          40.2%          38.6%          36.6%
========================================================================================================================

(a) Presented as of period-end, except for net charge-offs, gains on sales of education loans and average FTEs.

(b) See Note (a) on page 26 of this financial supplement. The impact of this change was reflected in the amount at December 31, 2003.

(c)  Included in other noninterest income above.

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 8

WHOLESALE BANKING - CORPORATE BANKING (Unaudited)

Year ended
Taxable-equivalent basis                                                           December 31        December 31
Dollars in millions                                                                   2003               2002
-----------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                                                $       301        $       349
Noninterest income                                                                         384                437
-----------------------------------------------------------------------------------------------------------------
    Total revenue                                                                          685                786
Provision for credit losses                                                                 48                203
Noninterest expense                                                                        370                359
-----------------------------------------------------------------------------------------------------------------
    Pretax earnings                                                                        267                224
Income taxes                                                                                94                 74
-----------------------------------------------------------------------------------------------------------------
    Earnings                                                                       $       173        $       150
=================================================================================================================
AVERAGE BALANCE SHEET
Loans                                                                              $     8,180        $     9,477
Purchased customer receivables                                                           1,230
Loans held for sale                                                                        202              1,369
Other assets                                                                             2,855              2,961
-----------------------------------------------------------------------------------------------------------------
    Total assets                                                                   $    12,467        $    13,807
=================================================================================================================
Deposits                                                                           $     5,135        $     4,683
Commercial paper                                                                         1,232
Assigned funds and other liabilities                                                     5,254              8,088
Assigned capital                                                                           846              1,036
-----------------------------------------------------------------------------------------------------------------
    Total funds                                                                    $    12,467        $    13,807
=================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                                                                  20%                14%
Noninterest income to total revenue                                                         56                 56
Efficiency                                                                                  54                 46
=================================================================================================================
OTHER INFORMATION (a)
Consolidated revenue from treasury
   management (b)                                                                  $       347        $       343
Total nonperforming assets                                                         $       116        $       187
Net charge-offs                                                                    $        90        $       137
Average FTE staff                                                                        1,890              2,123
INSTITUTIONAL LENDING REPOSITIONING
   Loans held for sale
      Credit exposure                                                              $        85        $       564
      Outstandings                                                                 $        51        $       245
   Exit portfolio
      Credit exposure                                                              $        51        $       413
      Outstandings
   Net gains on loans held for sale (c)                                            $        62        $       155
=================================================================================================================

(a) Presented as of period-end, except for consolidated revenue from treasury management, net charge-offs, net gains on loans held for sale and average FTEs.

(b) Treasury management products offered through Corporate Banking are sold by several businesses across PNC and related revenue net of expense is included in the results of those businesses.

(c)  Included in noninterest income above.

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 9

WHOLESALE BANKING - CORPORATE BANKING (Unaudited)

Three months ended
Taxable-equivalent basis                   December 31  September 30   June 30      March 31    December 31
Dollars in millions                           2003          2003         2003         2003         2002
-----------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                         $     77      $     77     $     71     $     76     $     78
Noninterest income                                95            88           88          113          120
---------------------------------------------------------------------------------------------------------
    Total revenue                                172           165          159          189          198
Provision for credit losses                      (15)           23           25           15           64
Noninterest expense                               92            85           84          109           87
---------------------------------------------------------------------------------------------------------
    Pretax earnings                               95            57           50           65           47
Income taxes                                      34            20           17           23           14
---------------------------------------------------------------------------------------------------------
    Earnings                                $     61      $     37     $     33     $     42     $     33
=========================================================================================================
AVERAGE BALANCE SHEET
Loans                                       $  7,848      $  8,017     $  8,262     $  8,604     $  8,821
Purchased customer receivables                 2,384         2,496
Loans held for sale                              169           154          196          291          464
Other assets                                   2,876         2,891        2,896        2,755        3,133
---------------------------------------------------------------------------------------------------------
    Total assets                            $ 13,277      $ 13,558     $ 11,354     $ 11,650     $ 12,418
=========================================================================================================
Deposits                                    $  5,221      $  5,230     $  4,990     $  5,097     $  4,906
Commercial paper                               2,386         2,502
Assigned funds and other liabilities           4,848         4,990        5,512        5,679        6,581
Assigned capital                                 822           836          852          874          931
---------------------------------------------------------------------------------------------------------
    Total funds                             $ 13,277      $ 13,558     $ 11,354     $ 11,650     $ 12,418
=========================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                        29 %          18 %         16 %         19 %         14 %
Noninterest income to total revenue               55            53           55           60           61
Efficiency                                        53            52           53           58           44
=========================================================================================================
OTHER INFORMATION (a)
Consolidated revenue from treasury
   management (b)                           $     85      $     87     $     86     $     89     $     86
Total nonperforming assets                  $    116      $    168     $    176     $    166     $    187
Net charge-offs                             $     12      $     18     $     42     $     18     $     15
Average FTE staff                              1,882         1,879        1,888        1,971        2,109
INSTITUTIONAL LENDING REPOSITIONING
    Loans held for sale
      Credit exposure                       $     85      $    126     $    173     $    315     $    564
      Outstandings                          $     51      $     75     $    101     $    155     $    245
    Exit portfolio
      Credit exposure                       $     51      $     61     $    251     $    349     $    413
      Outstandings                                        $     10     $     11     $      4
    Net gains on loans held for sale (c)    $     15      $     17     $     13     $     17     $     55
=========================================================================================================

(a) Presented as of period-end, except for consolidated revenue from treasury management, net charge-offs, net gains on loans held for sale and average FTEs.

(b) Treasury management products offered through Corporate Banking are sold by several businesses across PNC and related revenue net of expense is included in the results of those businesses.

(c)   Included in noninterest income above.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 10

WHOLESALE BANKING - PNC REAL ESTATE FINANCE (Unaudited)

Year ended
Taxable-equivalent basis                                         December 31     December 31
Dollars in millions                                                  2003           2002
--------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                                $   103         $   117
Noninterest income
    Net commercial mortgage banking
      Net gains on loan sales                                           52              31
      Servicing and other fees, net of amortization                     39              40
    Other                                                               73              41
------------------------------------------------------------------------------------------
     Total noninterest income                                          164             112
------------------------------------------------------------------------------------------
    Total revenue                                                      267             229
Provision for credit losses                                             (7)            (10)
Noninterest expense                                                    199             160
------------------------------------------------------------------------------------------
    Pretax earnings                                                     75              79
Noncontrolling interests in income of consolidated entities            (21)             (2)
Income tax (benefit) expense                                            (6)             (9)
------------------------------------------------------------------------------------------
    Earnings                                                       $   102         $    90
==========================================================================================
AVERAGE BALANCE SHEET
Loans
    Commercial real estate                                         $ 1,872         $ 2,230
    Commercial - real estate related                                 1,404           1,471
------------------------------------------------------------------------------------------
        Total loans                                                  3,276           3,701
Commercial mortgages held for sale                                     324             271
Other loans held for sale                                               25             141
Other assets                                                         1,133             905
------------------------------------------------------------------------------------------
    Total assets                                                   $ 4,758         $ 5,018
==========================================================================================
Deposits                                                           $ 1,133         $   750
Liabilities of certain variable interest entities                       64
Noncontrolling interests in consolidated entities                       67
Assigned funds and other liabilities                                 3,142           3,876
Assigned capital                                                       352             392
------------------------------------------------------------------------------------------
    Total funds                                                    $ 4,758         $ 5,018
==========================================================================================
PERFORMANCE RATIOS
Return on assigned capital                                              29 %            23 %
Noninterest income to total revenue                                     61              49
Efficiency                                                              75              70
==========================================================================================
OTHER INFORMATION (a)
Total nonperforming assets                                         $     3         $     2
Net charge-offs (recoveries)                                       $     1         $    (6)
Average FTE staff                                                      743             789
Commercial mortgage servicing portfolio (b)                        $    83         $    74
Net carrying amount of commercial mortgage servicing rights        $   209         $   201
INSTITUTIONAL LENDING REPOSITIONING
    Loans held for sale
      Credit exposure                                              $    16         $    49
      Outstandings                                                 $    16         $    44
    Exit portfolio
      Credit exposure                                                              $    25
      Outstandings                                                                 $     4
    Net gains on loans held for sale (c)                           $     8         $     3
==========================================================================================

(a) Presented as of period-end, except for net charge-offs (recoveries), net gains on loans held for sale and average FTEs.

(b)   In billions.

(c)   Included in noninterest income - other above.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 11

WHOLESALE BANKING - PNC REAL ESTATE FINANCE (Unaudited)

Three months ended
Taxable-equivalent basis                              December 31  September 30   June 30      March 31    December 31
Dollars in millions                                       2003         2003         2003         2003         2002
-----------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                     $    22      $    25      $    28      $    28      $    30
Noninterest income
    Net commercial mortgage banking
      Net gains on loan sales                                14           15           13           10           12
      Servicing and other fees, net of amortization           9           11            8           11           10
    Other                                                    24           29           13            7            6
-------------------------------------------------------------------------------------------------------------------
     Total noninterest income                                47           55           34           28           28
-------------------------------------------------------------------------------------------------------------------
    Total revenue                                            69           80           62           56           58
Provision for credit losses                                  (6)          (8)          (1)           8           (3)
Noninterest expense                                          59           58           44           38           41
-------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                          16           30           19           10           20
Noncontrolling interests in income of
    consolidated entities                                    (8)         (11)          (2)
Income tax (benefit) expense                                 (4)           7           (3)          (6)          (3)
-------------------------------------------------------------------------------------------------------------------
    Earnings                                            $    28      $    34      $    24      $    16      $    23
===================================================================================================================
AVERAGE BALANCE SHEET
Loans
    Commercial real estate                              $ 1,350      $ 1,841      $ 1,953      $ 2,052      $ 2,167
    Commercial - real estate related                      1,647        1,431        1,438        1,397        1,463
-------------------------------------------------------------------------------------------------------------------
        Total loans                                       2,997        3,272        3,391        3,449        3,630
Commercial mortgages held for sale                          348          228          373          315          327
Other loans held for sale                                    18           24           37           53           94
Other assets                                              1,454        1,159          964          950          970
-------------------------------------------------------------------------------------------------------------------
    Total assets                                        $ 4,817      $ 4,683      $ 4,765      $ 4,767      $ 5,021
===================================================================================================================
Deposits                                                $ 1,308      $ 1,226      $ 1,044      $   950      $   892
Liabilities of certain variable interest entities           156           98
Noncontrolling interests in consolidated
   entities                                                 227           39
Assigned funds and other liabilities                      2,787        2,975        3,368        3,454        3,746
Assigned capital                                            339          345          353          363          383
-------------------------------------------------------------------------------------------------------------------
    Total funds                                         $ 4,817      $ 4,683      $ 4,765      $ 4,767      $ 5,021
===================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                                   33 %         39 %         27 %         18 %         24 %
Noninterest income to total revenue                          68           69           55           50           48
Efficiency                                                   86           73           71           68           71
===================================================================================================================
OTHER INFORMATION (a)
Total nonperforming assets                              $     3      $     3      $     3      $    12      $     2
Net (recoveries) charge-offs                                         $    (1)     $     2
Average FTE staff                                           738          742          747          770          780
Commercial mortgage servicing portfolio (b)             $    83      $    80      $    79      $    75      $    74
Net carrying amount of commercial
    mortgage servicing rights                           $   209      $   200      $   199      $   201      $   201
INSTITUTIONAL LENDING REPOSITIONING
    Loans held for sale
      Credit exposure                                   $    16      $    16      $    16      $    19      $    49
      Outstandings                                      $    16      $    16      $    16      $    19      $    44
    Exit portfolio
      Credit exposure                                                                          $    25      $    25
      Outstandings                                                                             $     5      $     4
    Net gains (losses) on loans held for sale (c)       $     1      $     6                   $     1      $    (3)
===================================================================================================================

(a) Presented as of period-end, except for net (recoveries) charge-offs, net gains (losses) on loans held for sale and average FTEs.

(b)   In billions.

(c)   Included in noninterest income - other above.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 12

WHOLESALE BANKING - PNC BUSINESS CREDIT (Unaudited)

Year ended
Taxable-equivalent basis                      December 31     December 31
Dollars in millions                              2003            2002
-------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                             $   136         $   134
Noninterest income                                   56              48
-----------------------------------------------------------------------
    Total revenue                                   192             182
Provision for credit losses                          81              64
Noninterest expense                                  61              53
-----------------------------------------------------------------------
    Pretax earnings                                  50              65
Income taxes                                         19              25
-----------------------------------------------------------------------
    Earnings                                    $    31         $    40
=======================================================================
AVERAGE BALANCE SHEET
Loans                                           $ 3,551         $ 3,535
Loans held for sale                                  21              68
Other assets                                        245             234
-----------------------------------------------------------------------
    Total assets                                $ 3,817         $ 3,837
=======================================================================
Deposits                                        $   105         $    84
Assigned funds and other liabilities              3,464           3,503
Assigned capital                                    248             250
-----------------------------------------------------------------------
    Total funds                                 $ 3,817         $ 3,837
=======================================================================
PERFORMANCE RATIOS
Return on assigned capital                           13 %            16 %
Noninterest income to total revenue                  29              26
Efficiency                                           32              29
=======================================================================
OTHER INFORMATION (a)
Total nonperforming assets                      $   108         $   142
Net charge-offs                                 $    67         $    32
NBOC put option liability                                       $    57
NBOC put option valuation income (b)            $     8         $    28
Marketing locations                                  24              23
Average FTE staff                                   252             241
INSTITUTIONAL LENDING REPOSITIONING
    Loans held for sale
      Credit exposure                           $     3         $    13
      Outstandings                              $     3         $     9
    Net losses on loans held for sale (b)       $    (1)        $   (11)
=======================================================================

(a) Presented as of period-end, except for net charge-offs, NBOC put option valuation income, net losses on loans held for sale and average FTEs.

(b)   Included in noninterest income above.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 13

WHOLESALE BANKING - PNC BUSINESS CREDIT (Unaudited)

Three months ended
Taxable-equivalent basis                           December 31     September 30       June 30         March 31      December 31
Dollars in millions                                   2003             2003            2003             2003           2002
-------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                  $    35         $    35          $    34         $    32         $    33
Noninterest income                                        20              12               12              12              16
-----------------------------------------------------------------------------------------------------------------------------
    Total revenue                                         55              47               46              44              49
Provision for credit losses                               30              23               21               7              (8)
Noninterest expense                                       17              15               15              14              12
-----------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                        8               9               10              23              45
Income taxes                                               3               3                4               9              17
-----------------------------------------------------------------------------------------------------------------------------
    Earnings                                         $     5         $     6          $     6         $    14         $    28
=============================================================================================================================
AVERAGE BALANCE SHEET
Loans                                                $ 3,658         $ 3,633          $ 3,528         $ 3,381         $ 3,490
Loans held for sale                                       12              30               24              18              23
Other assets                                             263             263              225             229             225
-----------------------------------------------------------------------------------------------------------------------------
    Total assets                                     $ 3,933         $ 3,926          $ 3,777         $ 3,628         $ 3,738
=============================================================================================================================
Deposits                                             $   126         $   106          $   106         $    82         $   102
Assigned funds and other liabilities                   3,547           3,568            3,428           3,309           3,392
Assigned capital                                         260             252              243             237             244
-----------------------------------------------------------------------------------------------------------------------------
    Total funds                                      $ 3,933         $ 3,926          $ 3,777         $ 3,628         $ 3,738
=============================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                                 8 %             9 %             10 %            24 %            46 %
Noninterest income to total revenue                       36              26               26              27              33
Efficiency                                                31              32               33              32              24
=============================================================================================================================
OTHER INFORMATION (a)
Total nonperforming assets                           $   108         $   140          $   145         $   139         $   142
Net charge-offs                                      $    22         $    34          $     6         $     5         $     6
NBOC put option liability                                                             $    43         $    49         $    57
NBOC put option valuation income (b)                                 $     1          $     1         $     6         $     9
Marketing locations                                       24              24               24              24              23
Average FTE staff                                        253             255              249             250             249
INSTITUTIONAL LENDING REPOSITIONING
    Loans held for sale
      Credit exposure                                $     3         $     8          $    10         $    10         $    13
      Outstandings                                   $     3         $     7          $     9         $     7         $     9
    Net gains (losses) on loans held for sale (b)                                     $     2         $    (3)
=============================================================================================================================

(a) Presented as of period-end, except for net charge-offs, NBOC put option valuation income, net gains (losses) on loans held for sale and average FTEs.

(b) Included in noninterest income above.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 14

PNC ADVISORS (Unaudited)

Year ended; Taxable-equivalent basis                                                   December 31         December 31
Dollars in millions except as noted                                                        2003                2002
----------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                                                    $        82         $       100
Noninterest income
    Investment management and trust                                                            313                 334
    Brokerage                                                                                  123                 131
    Other                                                                                       97                  89
----------------------------------------------------------------------------------------------------------------------
       Total noninterest income                                                                533                 554
----------------------------------------------------------------------------------------------------------------------
    Total revenue                                                                              615                 654
Provision for credit losses                                                                      3                   4
Noninterest expense                                                                            500                 497
----------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                                                            112                 153
Income taxes                                                                                    40                  56
----------------------------------------------------------------------------------------------------------------------
    Earnings                                                                           $        72         $        97
======================================================================================================================
AVERAGE BALANCE SHEET
Loans
    Consumer                                                                           $     1,317         $     1,228
    Residential mortgage                                                                       244                 501
    Commercial                                                                                 438                 460
    Other                                                                                      287                 320
----------------------------------------------------------------------------------------------------------------------
       Total loans                                                                           2,286               2,509
Other assets                                                                                   626                 420
----------------------------------------------------------------------------------------------------------------------
    Total assets                                                                       $     2,912         $     2,929
======================================================================================================================
Deposits                                                                               $     2,122         $     2,007
Assigned funds and other liabilities                                                           262                 399
Assigned capital                                                                               528                 523
----------------------------------------------------------------------------------------------------------------------
    Total funds                                                                        $     2,912         $     2,929
======================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                                                                      14 %                19 %
Noninterest income to total revenue                                                             87                  85
Efficiency                                                                                      81                  76
======================================================================================================================
ASSETS UNDER ADMINISTRATION (in billions) (a) (b)
Assets under management
Personal                                                                               $        44         $        41
Institutional                                                                                    9                   9
----------------------------------------------------------------------------------------------------------------------
    Total                                                                              $        53         $        50
----------------------------------------------------------------------------------------------------------------------
Asset type
Equity                                                                                 $        31         $        26
Fixed income                                                                                    16                  17
Liquidity/other                                                                                  6                   7
----------------------------------------------------------------------------------------------------------------------
    Total                                                                              $        53         $        50
----------------------------------------------------------------------------------------------------------------------
Nondiscretionary assets under administration
Personal                                                                               $        22         $        20
Institutional                                                                                   65                  62
----------------------------------------------------------------------------------------------------------------------
    Total                                                                              $        87         $        82
----------------------------------------------------------------------------------------------------------------------
Asset Type
Equity                                                                                 $        30         $        27
Fixed income                                                                                    30                  29
Liquidity/other                                                                                 27                  26
----------------------------------------------------------------------------------------------------------------------
    Total                                                                              $        87         $        82
======================================================================================================================
OTHER INFORMATION (b)
Total nonperforming assets                                                             $        11         $         5
Brokerage assets administered (in billions)                                            $        37         $        32
Full service brokerage offices                                                                  98                 106
Financial consultants                                                                          549                 615
Margin loans                                                                           $       256         $       260
Average FTE staff                                                                            3,093               3,351
======================================================================================================================

(a) Excludes brokerage assets administered.

(b) Presented as of period-end, except for average FTEs.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 15

PNC ADVISORS (Unaudited)

Three months ended; Taxable-equivalent basis            December 31   September 30     June 30        March 31     December 31
Dollars in millions except as noted                        2003           2003           2003           2003           2002
------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                       $   20         $   20         $   21         $   21         $   24
Noninterest income
    Investment management and trust                           81             78             78             76             76
    Brokerage                                                 36             30             31             26             29
    Other                                                     22             27             24             24             21
----------------------------------------------------------------------------------------------------------------------------
       Total noninterest income                              139            135            133            126            126
----------------------------------------------------------------------------------------------------------------------------
    Total revenue                                            159            155            154            147            150
Provision for credit losses                                    1              1              1                             1
Noninterest expense                                          134            123            121            122            129
----------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                           24             31             32             25             20
Income taxes                                                   8             11             12              9              7
----------------------------------------------------------------------------------------------------------------------------
    Earnings                                              $   16         $   20         $   20         $   16         $   13
============================================================================================================================
AVERAGE BALANCE SHEET
Loans
    Consumer                                              $1,370         $1,332         $1,284         $1,280         $1,264
    Residential mortgage                                     173            215            263            327            394
    Commercial                                               414            464            435            439            439
    Other                                                    293            285            286            284            276
----------------------------------------------------------------------------------------------------------------------------
       Total loans                                         2,250          2,296          2,268          2,330          2,373
Other assets                                                 719            656            588            540            417
----------------------------------------------------------------------------------------------------------------------------
    Total assets                                          $2,969         $2,952         $2,856         $2,870         $2,790
============================================================================================================================
Deposits                                                  $2,161         $2,164         $2,077         $2,085         $2,016
Assigned funds and other liabilities                         268            262            255            263            243
Assigned capital                                             540            526            524            522            531
----------------------------------------------------------------------------------------------------------------------------
    Total funds                                           $2,969         $2,952         $2,856         $2,870         $2,790
============================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                                    12 %           15 %           15 %           12 %           10 %
Noninterest income to total revenue                           87             87             86             86             84
Efficiency                                                    84             79             79             83             86
============================================================================================================================
ASSETS UNDER ADMINISTRATION (in billions) (a) (b)
Assets under management
Personal                                                  $   44         $   42         $   42         $   40         $   41
Institutional                                                  9              9              9              9              9
----------------------------------------------------------------------------------------------------------------------------
    Total                                                 $   53         $   51         $   51         $   49         $   50
----------------------------------------------------------------------------------------------------------------------------
Asset Type
Equity                                                    $   31         $   28         $   28         $   25         $   26
Fixed income                                                  16             16             16             16             17
Liquidity/other                                                6              7              7              8              7
----------------------------------------------------------------------------------------------------------------------------
    Total                                                 $   53         $   51         $   51         $   49         $   50
----------------------------------------------------------------------------------------------------------------------------
Nondiscretionary assets under administration
Personal                                                  $   22         $   23         $   20         $   20         $   20
Institutional                                                 65             63             65             61             62
----------------------------------------------------------------------------------------------------------------------------
    Total                                                 $   87         $   86         $   85         $   81         $   82
----------------------------------------------------------------------------------------------------------------------------
Asset Type
Equity                                                    $   30         $   30         $   29         $   27         $   27
Fixed income                                                  30             29             29             28             29
Liquidity/other                                               27             27             27             26             26
----------------------------------------------------------------------------------------------------------------------------
    Total                                                 $   87         $   86         $   85         $   81         $   82
============================================================================================================================
OTHER INFORMATION (b)
Total nonperforming assets                                $   11         $   11         $    5         $    5         $    5
Brokerage assets administered (in billions)               $   37         $   35         $   34         $   31         $   32
Full service brokerage offices                                98             99             99            102            106
Financial consultants                                        549            561            577            585            615
Margin loans                                              $  256         $  257         $  253         $  247         $  260
Average FTE staff                                          2,984          3,081          3,118          3,226          3,326
============================================================================================================================

(a) Excludes brokerage assets administered.

(b) Presented as of period-end, except for average FTEs.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 16

BLACKROCK (Unaudited)

          Year ended                                      December 31   December 31
Dollars in millions except as noted                           2003         2002
-----------------------------------------------------------------------------------
INCOME STATEMENT
Investment advisory and
  administrative fees                                        $ 529         $ 519
Other income                                                    69            58
--------------------------------------------------------------------------------
   Total revenue                                               598           577
Operating expense                                              337           320
Fund administration
   and servicing costs                                          33            42
--------------------------------------------------------------------------------
    Total expense                                              370           362
--------------------------------------------------------------------------------
      Operating income                                         228           215
Nonoperating income                                             23             9
--------------------------------------------------------------------------------
    Pretax earnings                                            251           224
Income taxes                                                    96            91
--------------------------------------------------------------------------------
    Earnings                                                 $ 155         $ 133
================================================================================
PERIOD-END BALANCE SHEET
Goodwill and other intangible assets                         $ 192         $ 183
Other assets                                                   775           681
--------------------------------------------------------------------------------
    Total assets                                             $ 967         $ 864
================================================================================
Other liabilities                                            $ 254         $ 229
Stockholders' equity                                           713           635
--------------------------------------------------------------------------------
    Total liabilities and
     stockholders' equity                                    $ 967         $ 864
================================================================================
PERFORMANCE DATA
Return on equity                                                23%           24%
Operating margin (a)                                            40            40
Diluted earnings per share                                   $2.36         $2.04
================================================================================
ASSETS UNDER MANAGEMENT (in billions)
Separate accounts
   Fixed income                                              $ 190         $ 157
   Liquidity                                                     6             6
   Liquidity - securities lending                               10             6
   Equity                                                        9            10
   Alternative investment products                               7             5
--------------------------------------------------------------------------------
      Total separate accounts                                  222           184
Mutual funds (b)
   Fixed income                                                 24            19
   Liquidity                                                    59            66
   Equity                                                        4             4
--------------------------------------------------------------------------------
      Total mutual funds                                        87            89
--------------------------------------------------------------------------------
   Total assets under management                             $ 309         $ 273
================================================================================
OTHER INFORMATION
Average FTE staff                                              962           894
================================================================================

(a) Calculated as operating income divided by total revenue less administration and servicing costs. A reconciliation of this presentation to operating margin calculated on a GAAP basis (operating income divided by total revenue) follows in millions:

Operating income                                                   $228    $215
                                                                   ============
Total revenue                                                      $598    $577
     Less fund administration and servicing costs                    33      42
                                                                   ------------
     Revenue used for operating margin calculation, as reported     565     535
                                                                   ============
Operating margin, as reported                                        40%     40%
Operating margin, GAAP basis                                         38%     37%

     PNC believes that operating margin, as reported, is an effective indicator of management's ability to effectively employ BlackRock's resources.

     Fund administration and servicing costs have been excluded from the operating margin calculation because these costs are a fixed, asset-based expense which can fluctuate based on the discretion of a third party.

(b) Includes BlackRock Funds, BlackRock Provident Institutional Funds, BlackRock Closed End Funds, Short Term Investment Fund and BlackRock Global Series.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 17

BLACKROCK (Unaudited)


       Three months ended                 December 31  September 30  June 30      March 31    December 31
Dollars in millions except as noted          2003          2003        2003         2003         2002
---------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Investment advisory and
  administration fees                        $141         $133         $128         $127         $122
Other income                                   20           17           16           16           15
-----------------------------------------------------------------------------------------------------
   Total revenue                              161          150          144          143          137
Operating expense                              90           84           81           81           74
Fund administration
   and servicing costs                          9            8            8            8            8
-----------------------------------------------------------------------------------------------------
    Total expense                              99           92           89           89           82
-----------------------------------------------------------------------------------------------------
      Operating income                         62           58           55           54           55
Nonoperating income                             5            6            8            3            2
-----------------------------------------------------------------------------------------------------
    Pretax earnings                            67           64           63           57           57
Income taxes                                   26           24           24           22           23
-----------------------------------------------------------------------------------------------------
    Earnings                                 $ 41         $ 40         $ 39         $ 35         $ 34
=====================================================================================================
PERIOD-END BALANCE SHEET
Goodwill and other intangible assets         $192         $192         $192         $183         $183
Other assets                                  775          728          709          653          681
-----------------------------------------------------------------------------------------------------
    Total assets                             $967         $920         $901         $836         $864
=====================================================================================================
Other liabilities                            $254         $223         $192         $168         $229
Stockholders' equity                          713          697          709          668          635
-----------------------------------------------------------------------------------------------------
    Total liabilities and
     stockholders' equity                    $967         $920         $901         $836         $864
=====================================================================================================
PERFORMANCE DATA
Return on equity                               23%          23%          23%          22%          22%
Operating margin (a)                           41           41           40           40           43
Diluted earnings per share                   $.63         $.61         $.58         $.54         $.52
=====================================================================================================
ASSETS UNDER MANAGEMENT (in billions)
Separate accounts
   Fixed income                              $190         $178         $175         $168         $157
   Liquidity                                    6            6            5            6            6
   Liquidity - securities lending              10           10            8            6            6
   Equity                                       9            9            9            9           10
   Alternative investment products              7            7            6            6            5
-----------------------------------------------------------------------------------------------------
      Total separate accounts                 222          210          203          195          184
Mutual funds (b)
   Fixed income                                24           23           22           20           19
   Liquidity                                   59           58           58           56           66
   Equity                                       4            3            3            3            4
-----------------------------------------------------------------------------------------------------
      Total mutual funds                       87           84           83           79           89
-----------------------------------------------------------------------------------------------------
   Total assets under management             $309         $294         $286         $274         $273
=====================================================================================================
OTHER INFORMATION
Average FTE staff                             991          976          943          944          938
=====================================================================================================

(a) Calculated as operating income divided by total revenue less administration and servicing costs. A reconciliation of this presentation to operating margin calculated on a GAAP basis (operating income divided by total revenue) follows in millions:

Operating income                                       $ 62         $ 58         $ 55         $ 54         $ 55
                                                       ========================================================
Total revenue                                          $161         $150         $144         $143         $137
   Less fund administration and servicing costs           9            8            8            8            8
                                                       --------------------------------------------------------
   Revenue used for operating
      margin calculation, as reported                  $152         $142         $136         $135         $129
                                                       ========================================================
Operating margin, as reported                            41%          41%          40%          40%          43%
Operating margin, GAAP basis                             38%          38%          38%          38%          40%

     PNC believes that operating margin, as reported, is an effective indicator of management's ability to effectively employ BlackRock's resources.

     Fund administration and servicing costs have been excluded from the operating margin calculation because these costs are a fixed, asset-based expense which can fluctuate based on the discretion of a third party.

(b) Includes BlackRock Funds, BlackRock Provident Institutional Funds, BlackRock Closed End Funds, Short Term Investment Fund and BlackRock Global Series.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 18

PFPC (Unaudited)

           Year ended                            December 31      December 31
Dollars in millions except as noted                 2003             2002
-----------------------------------------------------------------------------
INCOME STATEMENT
Fund servicing revenue                             $   762          $   817
Operating expense                                      618              650
(Accretion)/amortization of
  other intangibles, net                               (18)             (19)
---------------------------------------------------------------------------
    Net operating income                               162              186
Nonoperating income (a)                                  8               10
Debt financing                                          69               88
---------------------------------------------------------------------------
    Pretax earnings                                    101              108
Income taxes                                            40               43
---------------------------------------------------------------------------
    Earnings                                       $    61          $    65
===========================================================================
AVERAGE BALANCE SHEET
Goodwill and other intangible assets               $ 1,037          $ 1,028
Other assets                                           872              860
---------------------------------------------------------------------------
    Total assets                                   $ 1,909          $ 1,888
===========================================================================
Debt financing                                     $ 1,279          $ 1,290
Assigned funds and other liabilities                   422              390
Assigned capital                                       208              208
---------------------------------------------------------------------------
    Total funds                                    $ 1,909          $ 1,888
===========================================================================
PERFORMANCE RATIOS
Return on assigned capital                              29%              31%
Operating margin                                        21               23
===========================================================================
SERVICING STATISTICS
   Accounting/administration net assets (b)
      Domestic                                     $   622          $   481
      Foreign (c)                                       45               29
---------------------------------------------------------------------------
         Total                                     $   667          $   510
---------------------------------------------------------------------------
Asset type
   Money Market                                    $   341          $   297
   Equity                                              193              118
   Fixed income                                         92               72
   Other                                                41               23
---------------------------------------------------------------------------
         Total                                     $   667          $   510
---------------------------------------------------------------------------
   Custody assets (b)                              $   401          $   336
---------------------------------------------------------------------------
   Shareholder accounts (in millions)
      Transfer agency                                   21               26
      Subaccounting                                     32               25
---------------------------------------------------------------------------
         Total                                          53               51
===========================================================================
OTHER INFORMATION
Average FTE staff                                    5,081            5,834
===========================================================================

(a)  Net of nonoperating expense.

(b)  At December 31. Dollars in billions.

(c)  Represents net assets serviced offshore.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 19

PFPC (Unaudited)

        Three months ended                       December 31     September 30        June 30          March 31       December 31
Dollars in millions except as noted                 2003             2003             2003              2003            2002
--------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Fund servicing revenue                             $   194          $   188          $   187          $   193          $   195
Operating expense                                      155              150              151              162              168
(Accretion)/amortization of
  other intangibles, net                                (4)              (6)              (4)              (4)              (5)
------------------------------------------------------------------------------------------------------------------------------
    Net operating income                                43               44               40               35               32
Nonoperating income (a)                                  2                2                2                2                2
Debt financing                                          16               18               18               17               21
------------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                     29               28               24               20               13
Income taxes                                            11               12                9                8                5
------------------------------------------------------------------------------------------------------------------------------
    Earnings                                       $    18          $    16          $    15          $    12          $     8
==============================================================================================================================
AVERAGE BALANCE SHEET
Goodwill and other intangible assets               $ 1,034          $ 1,034          $ 1,055          $ 1,025          $ 1,022
Other assets                                           949              862              836              840              857
------------------------------------------------------------------------------------------------------------------------------
    Total assets                                   $ 1,983          $ 1,896          $ 1,891          $ 1,865          $ 1,879
==============================================================================================================================
Debt financing                                     $ 1,248          $ 1,290          $ 1,290          $ 1,290          $ 1,290
Assigned funds and other liabilities                   527              398              393              367              381
Assigned capital                                       208              208              208              208              208
------------------------------------------------------------------------------------------------------------------------------
    Total funds                                    $ 1,983          $ 1,896          $ 1,891          $ 1,865          $ 1,879
==============================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                              34%              31%              29%              23%              15%
Operating margin                                        22               23               21               18               16
==============================================================================================================================
SERVICING STATISTICS
   Accounting/administration net assets (b)
     Domestic                                      $   622          $   593          $   583          $   542          $   481
     Foreign (c)                                        45               41               35               31               29
------------------------------------------------------------------------------------------------------------------------------
         Total                                     $   667          $   634          $   618          $   573          $   510
------------------------------------------------------------------------------------------------------------------------------
Asset Type
   Money Market                                    $   341          $   343          $   349          $   345          $   297
   Equity                                              193              166              148              121              118
   Fixed income                                         92               89               88               79               72
   Other                                                41               36               33               28               23
------------------------------------------------------------------------------------------------------------------------------
         Total                                     $   667          $   634          $   618          $   573          $   510
------------------------------------------------------------------------------------------------------------------------------
   Custody assets (b)                              $   401          $   384          $   371          $   347          $   336
------------------------------------------------------------------------------------------------------------------------------
   Shareholder accounts (in millions)
     Transfer agency                                    21               21               20               21               26
     Subaccounting                                      32               29               28               27               25
------------------------------------------------------------------------------------------------------------------------------
         Total                                          53               50               48               48               51
==============================================================================================================================
OTHER INFORMATION
Average FTE staff                                    4,801            4,760            5,328            5,437            5,538
==============================================================================================================================

(a)  Net of nonoperating expense.

(b)  In billions.

(c)  Represents net assets serviced offshore.

THE PNC FINANCIAL SERVICES GROUP, INC.                                  Page 20

DETAILS OF NET INTEREST INCOME AND NET INTEREST MARGIN (Unaudited) Taxable-equivalent basis

                                                             Quarter ended                                 Year ended
                                      ------------------------------------------------------------   ------------------------
NET INTEREST INCOME                   December 31  September 30  June 30   March 31    December 31   December 31  December 31
In millions                               2003         2003        2003      2003         2002          2003         2002
-----------------------------------------------------------------------------------------------------------------------------
Interest income
   Loans and fees on loans              $  463       $  479      $  497    $  509       $  542        $1,948        $2,304
   Securities                              141          141         155       144          150           581           618
   Loans held for sale                      13            8          15        12           18            48           135
   Other                                    46           42          27        30           34           145           128
--------------------------------------------------------------------------------------------------------------------------
      Total interest income                663          670         694       695          744         2,722         3,185
--------------------------------------------------------------------------------------------------------------------------
Interest expense
   Deposits                                102          106         117       132          149           457           659
   Borrowed funds                           73           75          54        57           68           259           316
--------------------------------------------------------------------------------------------------------------------------
      Total interest expense               175          181         171       189          217           716           975
--------------------------------------------------------------------------------------------------------------------------
         Net interest income            $  488       $  489      $  523    $  506       $  527        $2,006        $2,210
==========================================================================================================================

Lending revenue to total revenue (a)        25 %         24 %        23 %      22 %         27 %          23 %          24 %

                                                                 Quarter ended                                 Year ended
                                          ------------------------------------------------------------   ------------------------
                                          December 31  September 30  June 30   March 31    December 31   December 31  December 31
NET INTEREST MARGIN                           2003         2003        2003      2003         2002          2003         2002
---------------------------------------------------------------------------------------------------------------------------------
Average yields/rates
   Yield on earning assets
      Loans and fees on loans                5.31 %       5.50 %      5.67 %     5.82 %       6.03 %        5.62 %       6.21 %
      Securities                             3.63         3.69        4.21       4.41         4.67          3.96         5.15
      Loans held for sale                    3.02         2.11        3.45       2.65         3.48          2.88         4.66
      Other                                  3.34         3.18        5.55       3.05         3.68          3.50         3.85
         Total yield on earning assets       4.60         4.71        5.19       5.17         5.45          4.93         5.75
   Rate on interest-bearing liabilities
      Deposits                               1.20         1.25        1.40       1.56         1.73          1.35         1.89
      Borrowed funds                         2.31         2.45        2.46       2.63         2.93          2.47         2.95
         Total rate on interest-bearing
           liabilities                       1.50         1.57        1.61       1.77         1.98          1.61         2.14
-----------------------------------------------------------------------------------------------------------------------------
         Interest rate spread                3.10         3.14        3.58       3.40         3.47          3.32         3.61
   Impact of noninterest-bearing sources      .28          .30         .33        .36          .40           .32          .38
-----------------------------------------------------------------------------------------------------------------------------
         Net interest margin                 3.38 %       3.44 %      3.91 %     3.76 %       3.87 %        3.64 %       3.99 %
=============================================================================================================================

(a) A reconciliation of net interest income as reported in the Consolidated Statement of Income to net interest income on a taxable-equivalent basis follows:

                                                                      Quarter ended                              Year ended
                                               ---------------------------------------------------------   ------------------------
                                               December 31  September 30  June 30  March 31  December 31   December 31  December 31
In millions                                       2003          2003        2003     2003       2002          2003         2002
-----------------------------------------      ---------------------------------------------------------   ------------------------
Net interest income, GAAP basis                   $485          $487        $521     $503       $524         $1,996       $2,197
Taxable-equivalent adjustment                        3             2           2        3          3             10           13
                                               ---------------------------------------------------------   ------------------------
Net interest income, taxable-equivalent basis     $488          $489        $523     $506       $527         $2,006       $2,210
                                               =========================================================   ========================

(b) The lending revenue to total revenue ratio is the sum of net interest income and noninterest income from loans, loans held for sale and related noninterest-earning assets and noninterest-bearing liabilities attributable to the lending function divided by the sum of consolidated net interest income and noninterest income.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 21

DETAILS OF NONINTEREST INCOME AND NONINTEREST EXPENSE (Unaudited)
In millions

                                                                      Quarter ended                               Year ended
                                               ----------------------------------------------------------   ------------------------
                                               December 31  September 30  June 30   March 31  December 31   December 31  December 31
NONINTEREST INCOME                                2003          2003        2003      2003       2002          2003         2002
------------------------------------------------------------------------------------------------------------------------------------
Asset management                                 $  229       $  216      $  209    $  207     $  202        $  861       $  853
Fund servicing                                      193          188         188       193        194           762          816
Service charges on deposits                          62           60          60        57         61           239          227
Brokerage                                            51           46          46        41         44           184          195
Consumer services                                    63           65          64        59         61           251          239
Corporate services                                  123          132         114       116        151           485          526
Equity management                                                 (4)        (17)       (4)       (14)          (25)         (51)
Net securities gains                                 15           19          26        56          1           116           89
Investments held by certain variable
  interest entities                                  10            9                                             19
Other                                               115           94          86        70         66           365          303
--------------------------------------------------------------------------------------------------------------------------------
   Total noninterest income                      $  861       $  825      $  776    $  795     $  766        $3,257       $3,197
================================================================================================================================

Net gains (losses) on institutional loans
held for sale (included in "Corporate
services" above)                                 $   16       $   23      $   15    $   15     $   52        $   69       $  147

Noninterest income to total revenue (a)              62 %         63 %        60 %      61 %       59 %          62 %         59 %

                                                                      Quarter ended                               Year ended
                                               ----------------------------------------------------------   ------------------------
                                               December 31  September 30  June 30   March 31  December 31   December 31  December 31
NONINTEREST EXPENSE                               2003          2003        2003      2003       2002          2003         2002
------------------------------------------------------------------------------------------------------------------------------------
Staff                                            $  472       $  448      $  446    $  438     $  408         $1,804       $1,701
Net occupancy                                        65           63          64        90         62            282          243
Equipment                                            71           67          69        69         68            276          271
Marketing                                            15           16          18        15         11             64           51
Distributions on capital securities (b)                                       14        14         14             28           58
Other                                               235          233         324       230        228          1,022          903
---------------------------------------------------------------------------------------------------------------------------------
   Total noninterest expense                     $  858       $  827      $  935    $  856     $  791         $3,476       $3,227
=================================================================================================================================

Legal and consulting fees related to
regulatory compliance and certain legal
proceedings (included in "Other" above)          $    1       $    1      $    5    $    2     $   10         $    9       $   30

Costs incurred under DOJ agreement
(included in "Other" above) (c)                                           $  115                              $  115

Efficiency (d)                                       66 %         63 %        72 %      66 %       63 %           67 %         60 %
=================================================================================================================================

(a) Calculated as total noninterest income divided by the sum of net interest income and noninterest income.

(b) The Corporation adopted Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity," (SFAS 150) effective July 1, 2003, as required by SFAS 150, the Corporation's mandatorily redeemable capital securities of subsidiary trusts totaling $848 million were reclassified in the third quarter of 2003 from between the liabilities and shareholders' equity sections of the Consolidated Balance Sheet to borrowed funds. The dividends paid on these financial instruments, previously classified as noninterest expense, were recharacterized as interest expense. Reclassification of prior period amounts was not permitted under SFAS 150.

(c) See "Agreement with Department of Justice" in the Corporation's July 21, 2003 second quarter 2003 earnings press release included as Exhibit 99.1 to the Corporation's Form 8-K on that date for further information regarding amounts for the quarter ended June 30, 2003.

(d) The efficiency ratio for all periods presented is computed as noninterest expense divided by the sum of net interest income and noninterest income.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 22

CONSOLIDATED AVERAGE BALANCE SHEET (Unaudited)

                                                                                                    December 31     December 31
Year ended - in millions                                                                                2003            2002
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Loans held for sale                                                                                $  1,664        $  2,897
   Securities                                                                                           14,674          11,999
   Loans, net of unearned income
      Commercial                                                                                        14,796          15,922
      Commercial real estate                                                                             2,072           2,451
      Consumer                                                                                          10,617           9,545
      Residential mortgage                                                                               3,148           4,639
      Lease financing                                                                                    3,695           4,173
      Other                                                                                                359             393
------------------------------------------------------------------------------------------------------------------------------
      Total loans, net of unearned income                                                               34,687          37,123
   Other                                                                                                 4,147           3,326
------------------------------------------------------------------------------------------------------------------------------
      Total interest-earning assets                                                                     55,172          55,345
Allowance for credit losses                                                                               (668)           (628)
Other noninterest-earning assets                                                                        12,775          11,872
------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                    $ 67,279        $ 66,589
==============================================================================================================================
LIABILITIES, MINORITY AND NONCONTROLLING INTERESTS, CAPITAL SECURITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities
   Interest-bearing deposits
      Demand and money market                                                                         $ 22,360        $ 21,514
      Savings                                                                                            2,106           2,033
      Retail certificates of deposit                                                                     8,810          10,361
      Other time                                                                                           266             556
      Deposits in foreign offices                                                                          283             360
------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing deposits                                                                   33,825          34,824
   Borrowed funds                                                                                       10,491          10,712
------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing liabilities                                                                44,316          45,536
Demand and other noninterest-bearing deposits                                                           10,637           9,294
Allowance for unfunded loan commitments
   and letters of credit                                                                                    82              80
Accrued expenses and other liabilities                                                                   4,855           4,326
------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                 59,890          59,236
Minority and noncontrolling interests in
   consolidated subsidiaries                                                                               317             212
Mandatorily redeemable capital securities
   of subsidiary trusts                                                                                    421             848
Shareholders' equity                                                                                     6,651           6,293
------------------------------------------------------------------------------------------------------------------------------
Total liabilities, minority interest, capital
      securities and shareholders' equity                                                             $ 67,279        $ 66,589
==============================================================================================================================
SUPPLEMENTAL AVERAGE BALANCE SHEET INFORMATION
Federal funds sold                                                                                    $    491        $  1,319
------------------------------------------------------------------------------------------------------------------------------
Interest-bearing deposits                                                                             $ 33,825        $ 34,824
Demand and other noninterest-bearing deposits                                                           10,637           9,294
------------------------------------------------------------------------------------------------------------------------------
      Total deposits                                                                                  $ 44,462        $ 44,118
------------------------------------------------------------------------------------------------------------------------------
Common shareholders' equity                                                                           $  6,642        $  6,283
------------------------------------------------------------------------------------------------------------------------------

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 23

CONSOLIDATED AVERAGE BALANCE SHEET (Unaudited)

                                                           December 31    September 30     June 30      March 31      December 31
Three months ended - in millions                              2003            2003           2003         2003           2002
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Loans held for sale                                      $  1,645       $  1,480        $ 1,754      $ 1,782         $ 1,985
   Securities                                                 15,617         15,295         14,672       13,078          12,852
   Loans, net of unearned income
      Commercial                                              14,465         14,712         14,965       15,050          15,426
      Commercial real estate                                   1,825          2,034          2,169        2,265           2,382
      Consumer                                                11,300         10,832         10,346        9,974           9,739
      Residential mortgage                                     2,932          2,807          3,244        3,619           3,554
      Lease financing                                          3,477          3,633          3,767        3,909           4,000
      Other                                                      353            360            360          363             356
-------------------------------------------------------------------------------------------------------------------------------
      Total loans, net of unearned income                     34,352         34,378         34,851       35,180          35,457
   Other                                                       5,478          5,142          1,979        3,958           3,631
-------------------------------------------------------------------------------------------------------------------------------
      Total interest-earning assets                           57,092         56,295         53,256       53,998          53,925
Allowance for credit losses                                     (645)          (674)          (671)        (682)           (655)
Other noninterest-earning assets                              12,647         12,832         12,980       12,639          12,572
-------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          $ 69,094       $ 68,453        $65,565      $65,955         $65,842
===============================================================================================================================

LIABILITIES, MINORITY AND NONCONTROLLING INTERESTS, CAPITAL SECURITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities
   Interest-bearing deposits
      Demand and money market                               $ 22,745       $ 22,475        $22,141      $22,073         $21,713
      Savings                                                  2,099          2,133          2,131        2,058           2,020
      Retail certificates of deposit                           8,268          8,460          8,892        9,638           9,977
      Other time                                                 265            264            269          265             269
      Deposits in foreign offices                                466            238            220          206             192
-------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing deposits                         33,843         33,570         33,653       34,240          34,171
   Borrowed funds                                             12,405         12,099          8,701        8,702           9,045
-------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing liabilities                      46,248         45,669         42,354       42,942          43,216
Demand and other noninterest-bearing deposits                 11,070         11,040         10,278       10,146           9,933
Allowance for unfunded loan commitments
   and letters of credit                                          88             77             77           84              79
Accrued expenses and other liabilities                         4,688          4,827          4,980        4,928           4,829
-------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       62,094         61,613         57,689       58,100          58,057
Minority and noncontrolling interests in
   consolidated entities                                         471            295            252          251             261
Mandatorily redeemable capital securities
   of subsidiary trusts                                                                        848          848             848
Shareholders' equity                                           6,529          6,545          6,776        6,756           6,676
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities, minority interest, capital
     securities and shareholders' equity                    $ 69,094       $ 68,453        $65,565      $65,955         $65,842
===============================================================================================================================

SUPPLEMENTAL AVERAGE BALANCE SHEET INFORMATION
Federal funds sold                                          $     12       $     46        $   116      $ 1,813         $ 1,426
-------------------------------------------------------------------------------------------------------------------------------
Interest-bearing deposits                                   $ 33,843       $ 33,570        $33,653      $34,240         $34,171
Demand and other noninterest-bearing deposits                 11,070         11,040         10,278       10,146           9,933
-------------------------------------------------------------------------------------------------------------------------------
      Total deposits                                        $ 44,913       $ 44,610        $43,931      $44,386         $44,104
-------------------------------------------------------------------------------------------------------------------------------
Common shareholders' equity                                 $  6,520       $  6,536        $ 6,767      $ 6,746         $ 6,666
-------------------------------------------------------------------------------------------------------------------------------

THE PNC FINANCIAL SERVICES GROUP, INC.                                  Page 24

DETAILS OF LOANS AND LOANS HELD FOR SALE (Unaudited)

LOANS

                                                   December 31    September 30       June 30      March 31     December 31
Period ended-in millions                              2003            2003            2003          2003          2002
--------------------------------------------------------------------------------------------------------------------------
Commercial
   Retail/wholesale                                  $ 4,197         $ 4,093        $  4,109      $  4,147       $ 4,161
   Manufacturing                                       3,321           3,618           3,591         3,685         3,454
   Service providers                                   1,822           1,865           1,936         1,978         1,906
   Real estate related                                 1,303           1,454           1,479         1,441         1,481
   Financial services                                  1,169           1,251           1,274         1,255         1,218
   Communications                                         93              68              78           110           124
   Health care                                           403             413             407           422           458
   Other                                               1,855           1,861           1,919         2,035         2,185
------------------------------------------------------------------------------------------------------------------------
      Total commercial                                14,163          14,623          14,793        15,073        14,987
------------------------------------------------------------------------------------------------------------------------
Commercial real estate
   Real estate project                                 1,392           1,429           1,563         1,749         1,750
   Mortgage                                              432             464             464           492           517
------------------------------------------------------------------------------------------------------------------------
     Total commercial real estate                      1,824           1,893           2,027         2,241         2,267
------------------------------------------------------------------------------------------------------------------------
Consumer
   Home equity                                         9,790           9,486           8,876         8,435         8,108
   Automobile                                            543             522             509           476           484
   Other                                               1,099           1,151           1,166         1,209         1,262
------------------------------------------------------------------------------------------------------------------------
      Total consumer                                  11,432          11,159          10,551        10,120         9,854
------------------------------------------------------------------------------------------------------------------------
Residential mortgage                                   2,886           2,894           3,114         3,627         3,921
Lease financing
   Equipment                                           3,691           3,684           3,580         3,500         3,560
   Vehicles                                              744             934           1,130         1,346         1,521
------------------------------------------------------------------------------------------------------------------------
      Total lease financing                            4,435           4,618           4,710         4,846         5,081
------------------------------------------------------------------------------------------------------------------------
Other                                                    349             364             357           356           415
Unearned income                                       (1,009)         (1,037)         (1,018)       (1,018)       (1,075)
------------------------------------------------------------------------------------------------------------------------
      Total, net of unearned income                  $34,080         $34,514        $ 34,534      $ 35,245       $35,450
========================================================================================================================
WHOLESALE LENDING STATISTICS
Portfolio composition-total exposure
   Investment grade equivalent or better                  52 %            52 %            53 %          51 %          52 %
   Non-investment grade-secured lending                   25              25              24            25            24
   Non-investment grade                                   23              23              23            24            24
------------------------------------------------------------------------------------------------------------------------
      Total                                              100 %           100 %           100 %         100 %         100 %
------------------------------------------------------------------------------------------------------------------------
Client relationships >$50 million-total exposure     $12,396         $12,662        $ 12,852      $ 13,086       $13,392
Client relationships >$50 million-customers              138             139             143           145           140
========================================================================================================================
CONSUMER LOAN STATISTICS (a)
Net charge-offs to loans                                 .29 %           .24 %           .27 %         .24 %         .24 %
========================================================================================================================

LOANS HELD FOR SALE

                                                    December 31     September 30      June 30        March 31     December 31
Period ended - in millions                             2003            2003             2003           2003           2002
-----------------------------------------------------------------------------------------------------------------------------
Education loans                                       $1,014          $1,140           $1,059          $1,243        $1,035
Institutional lending repositioning                       70              98              126             181           298
Other                                                    316             293              290             278           274
---------------------------------------------------------------------------------------------------------------------------
   Total                                              $1,400          $1,531           $1,475          $1,702        $1,607
===========================================================================================================================

INSTITUTIONAL LENDING REPOSITIONING

                                                    December 31     September 30      June 30        March 31     December 31
Period ended - in millions                              2003            2003           2003            2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Loans held for sale
   Credit exposure                                      $104            $150             $199            $344         $626
   Outstandings                                           70              98              126             181          298
Exit portfolio
   Credit exposure                                        51              61              251             374          438
   Outstandings                                                           10               11               9            4
==========================================================================================================================

(a) Includes consumer, residential mortgage and vehicle leasing.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 25

ALLOWANCES FOR CREDIT LOSSES AND UNFUNDED LOAN COMMITMENTS AND LETTERS OF CREDIT (Unaudited)

CHANGE IN ALLOWANCE FOR CREDIT LOSSES

                                                  December 31   September 30      June 30       March 31       December 31
Three months ended - in millions                     2003           2003           2003           2003            2002
--------------------------------------------------------------------------------------------------------------------------
Beginning balance                                     $648           $673          $680           $673           $648
Charge-offs
   Commercial                                          (53)           (56)          (27)           (32)           (27)
   Commercial real estate                                              (1)           (2)                           (1)
   Consumer                                            (10)            (9)          (10)           (10)           (10)
   Residential mortgage                                 (2)            (1)           (1)
   Lease financing                                      (4)            (5)          (29)            (8)            (5)
---------------------------------------------------------------------------------------------------------------------
      Total charge-offs                                (69)           (72)          (69)           (50)           (43)
Recoveries
   Commercial                                           15              5             2             10              3
   Commercial real estate                                1                                                          1
   Consumer                                              3              3             3              3              3
   Residential mortgage                                                 1
   Lease financing                                       1                            1              1              1
---------------------------------------------------------------------------------------------------------------------
      Total recoveries                                  20              9             6             14              8
Net charge-offs
   Commercial                                          (38)           (51)          (25)           (22)           (24)
   Commercial real estate                                1             (1)           (2)
   Consumer                                             (7)            (6)           (7)            (7)            (7)
   Residential mortgage                                 (2)                          (1)
   Lease financing                                      (3)            (5)          (28)            (7)            (4)
---------------------------------------------------------------------------------------------------------------------
      Total net charge-offs                            (49)           (63)          (63)           (36)           (35)
Provision for credit losses                             34             50            57             36             65
Acquired allowance (NBOC acquisition)                                  (1)
Net change in allowance for unfunded loan
   commitments and letters of credit                    (1)           (11)           (1)             7             (5)
---------------------------------------------------------------------------------------------------------------------
   Ending balance                                     $632           $648          $673           $680           $673
=====================================================================================================================

CHANGE IN ALLOWANCE FOR UNFUNDED LOAN COMMITMENTS AND LETTERS OF CREDIT

                                                  December 31   September 30      June 30       March 31       December 31
Three months ended - in millions                      2003          2003           2003           2003            2002
--------------------------------------------------------------------------------------------------------------------------
Beginning balance                                      $89           $78             $77           $84            $79
     Net change in allowance for unfunded
        loan commitments and letters of credit           1            11               1            (7)             5
---------------------------------------------------------------------------------------------------------------------
      Ending balance                                   $90           $89             $78           $77            $84
=====================================================================================================================

NET UNFUNDED COMMITMENTS

                                                  December 31   September 30      June 30       March 31       December 31
In millions                                           2003          2003            2003          2003            2002
--------------------------------------------------------------------------------------------------------------------------
Net unfunded commitments                           $25,187        $24,664         $25,514        $25,652        $26,858
=======================================================================================================================

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 26

DETAILS OF NONPERFORMING ASSETS (Unaudited)

NONPERFORMING ASSETS BY TYPE

                                                        December 31    September 30       June 30    March 31        December 31
Period ended - in millions                                 2003            2003             2003       2003             2002
----------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
   Commercial                                              $213            $286            $ 296       $252             $226
   Commercial real estate                                     6               4                6         13                7
   Consumer                                                  11              10               11         11               11
   Residential mortgage (a)                                  24               8                7          7                7
   Lease financing                                           11              15                6         51               57
----------------------------------------------------------------------------------------------------------------------------
       Total nonaccrual loans                               265             323              326        334              308
Troubled debt restructured loan                               1               1                1          1                1
----------------------------------------------------------------------------------------------------------------------------
       Total nonperforming loans                            266             324              327        335              309
Nonperforming loans held for sale (b)                        27              35               45         61               97
Foreclosed and other assets
   Lease                                                     17              18               19
   Residential mortgage                                       9               9                7          6                6
   Other                                                      9              10                6          6                6
----------------------------------------------------------------------------------------------------------------------------
      Total foreclosed and other assets                      35              37               32         12               12
----------------------------------------------------------------------------------------------------------------------------
         Total nonperforming assets (c)                    $328            $396            $ 404       $408             $418
----------------------------------------------------------------------------------------------------------------------------
Nonperforming loans to total loans                          .78%            .94%             .95%       .95%             .87%
Nonperforming assets to total loans, loans held
   for sale and foreclosed assets                           .92            1.10             1.12       1.10             1.13
Nonperforming assets to total assets                        .48             .58              .60        .59              .63
============================================================================================================================

(a) During the fourth quarter of 2003, the Corporation accelerated the timeframe for recognizing delinquent, well-secured residential mortgage loans as nonperforming. This change resulted in the classification of an additional $15 million of residential mortgages as nonperforming assets at December 31, 2003.

(b) Includes troubled debt restructured loans held for
sale                                                       $ 10            $  9            $  11       $ 12             $ 17

(c) Excludes equity management assets carried at
estimated fair value (December 31, 2003, September 30,
2003, June 30, 2003, March 31, 2003 and December 31,
2002 amounts include troubled debt restructured assets
of $5 million, $7 million, $3 million, $3 million and
$12 million, respectively).                                $ 37            $ 38            $  39       $ 30             $ 40

CHANGE IN NONPERFORMING ASSETS

                                                              Three months             Year
December 31, 2003 - in millions                                  ended                 ended
-------------------------------------------------------------------------------------------
Beginning of period                                               $396                 $418
Purchases                                                                                42
Transferred from accrual                                           111                  467
Returned to performing                                              (1)                  (5)
Principal reductions and payoffs                                  (110)                (331)
Asset sales                                                        (20)                 (54)
Charge-offs and valuation adjustments                              (48)                (209)
-------------------------------------------------------------------------------------------
   December 31                                                    $328                 $328
===========================================================================================

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 27

DETAILS OF NONPERFORMING ASSETS (Unaudited)

NONPERFORMING ASSETS BY BUSINESS

                                                 December 31    September 30    June 30        March 31      December 31
Period ended - in millions                          2003           2003           2003           2003           2002
------------------------------------------------------------------------------------------------------------------------
REGIONAL COMMUNITY BANKING
Nonperforming loans (a)                             $ 78           $ 63           $ 65           $ 76           $ 72
Foreclosed and other assets                           12             11             10             10             10
                                                    ----------------------------------------------------------------
   Total                                            $ 90           $ 74           $ 75           $ 86           $ 82
                                                    ----------------------------------------------------------------

WHOLESALE BANKING-CORPORATE BANKING
Nonperforming loans                                 $ 71           $118           $121           $114           $104
Nonperforming loans held for sale                     24             28             36             52             83
Foreclosed and other assets                           21             22             19
                                                    ----------------------------------------------------------------
   Total                                            $116           $168           $176           $166           $187
                                                    ----------------------------------------------------------------

WHOLESALE BANKING-PNC REAL ESTATE FINANCE
Nonperforming loans                                 $  2           $  1           $  1           $ 10           $  2
Nonperforming loans held for sale                                                                   2
Foreclosed and other assets                            1              2              2
                                                    ----------------------------------------------------------------
   Total                                            $  3           $  3           $  3           $ 12           $  2
                                                    ----------------------------------------------------------------

WHOLESALE BANKING-PNC BUSINESS CREDIT
Nonperforming loans                                 $104           $132           $135           $130           $126
Nonperforming loans held for sale                      3              7              9              7             14
Foreclosed and other assets                            1              1              1              2              2
                                                    ----------------------------------------------------------------
   Total                                            $108           $140           $145           $139           $142
                                                    ----------------------------------------------------------------

PNC ADVISORS
Nonperforming loans                                 $ 11           $ 10           $  5           $  5           $  5
Foreclosed and other assets                                           1
                                                    ----------------------------------------------------------------
   Total                                            $ 11           $ 11           $  5           $  5           $  5
                                                    ----------------------------------------------------------------

CONSOLIDATED TOTALS
Nonperforming loans                                 $266           $324           $327           $335           $309
Nonperforming loans held for sale                     27             35             45             61             97
Foreclosed and other assets                           35             37             32             12             12
                                                    ----------------------------------------------------------------
   Total                                            $328           $396           $404           $408           $418
                                                    ================================================================

LARGEST NONPERFORMING LOANS AT DECEMBER 31, 2003 - IN MILLIONS (b)

                              PNC                             Corporate Banking                        PNC Business Credit
------------------------------------------------------------------------------------------------------------------------------------
 Ranking      Outstandings         Industry          Outstandings           Industry         Outstandings            Industry
------------------------------------------------------------------------------------------------------------------------------------
    1             $ 29         Retail/Wholesale           $17          Service Provider          $ 29          Retail/Wholesale
    2               17         Service Provider            12          Manufacturing               17          Service Provider
    3               17         Service Provider            12          Other Media/Comm             7          Paper and Forest Prod
    4               12         Manufacturing                8          Manufacturing                6          Steel
    5               12         Other Media/Comm             8          Manufacturing                5          Auto MFG and Related
    6                8         Manufacturing                6          Finance                      5          Manufacturing
    7                8         Manufacturing                5          Manufacturing                5          Manufacturing
    8                8         Service Provider             5          Contractors                  4          Manufacturing
    9                7         Paper and Forest Prod        5          Manufacturing                4          Service Provider
   10                6         Steel                        4          Health Care                  3          Manufacturing
------------------------------------------------------------------------------------------------------------------------------------
 Total            $124                                    $82                                    $ 85
------------------------------------------------------------------------------------------------------------------------------------
As a percent of nonperforming assets
                               38%                         71%                                     79%
====================================================================================================================================

(a) See Note (a) on page 26 of this financial supplement. The impact of this change was reflected in the amount at December 31, 2003.

(b) Amounts are not net of allowance for credit losses, if applicable.

GLOSSARY OF TERMS

Accounting/administration net assets - Net domestic and foreign pooled investment assets for which PNC provides accounting and administration services. These assets are not included on PNC's consolidated balance sheet.

Adjusted average total assets - Primarily comprised of total average quarterly assets plus (less) unrealized losses (gains) on available-for-sale debt securities, less goodwill and certain other intangible assets.

Annualized - Adjusted to reflect a full year of activity.

Assets under management - Assets over which PNC has sole or shared investment authority for its customers/clients. These assets are not included on PNC's consolidated balance sheet.

Assigned capital - Capital assignments based on management's assessment of inherent risks and equity levels at independent companies providing similar products and services in order to present, to the extent practicable, the financial results of each business as if it operated on a stand-alone basis.

Charge-off - Process of removing a loan or portion of a loan from a bank's balance sheet because the loan is considered uncollectible. A charge-off also is recorded when a loan is transferred to held for sale and the loan's market value is less than its carrying amount. This difference is a charge-off.

Common shareholders' equity to total assets - Common shareholders' equity divided by total assets. Common shareholders' equity equals total shareholders' equity less preferred stock and the portion of capital surplus and retained interest related to the preferred stock.

Custody assets - All assets, including pooled investment assets, held on behalf of clients under safekeeping arrangements. Such assets are not reported on PNC's consolidated balance sheet. Assets held in custody at other institutions on behalf of PNC are included in the appropriate asset categories as if held physically by PNC.

Earning assets - Assets that generate income, which include: short-term investments; loans held for sale; loans, net of unearned income; securities; federal funds sold and certain other assets.

Efficiency - Noninterest expense divided by the sum of net interest income and noninterest income.

Institutional lending repositioning - A 2001 PNC strategic action taken to build a more diverse and valuable business mix designed to create shareholder value over time by reducing lending leverage and improving the risk/return characteristics of the banking business.

Leverage ratio - Tier 1 risk-based capital divided by adjusted average total assets.

Net interest margin - Annualized taxable-equivalent net interest income divided by average earning assets.

Nondiscretionary assets under administration - Assets held by PNC for customers/clients in a non-discretionary, custodial capacity. These assets are not included on PNC's consolidated balance sheet.

Noninterest income to total revenue - Total noninterest income divided by total revenue. Total revenue includes total noninterest income plus net interest income.

Nonperforming assets - Nonperforming assets include nonaccrual loans, troubled debt restructured loans, nonaccrual loans held for sale, foreclosed and other assets.

Nonperforming loans - Nonperforming loans include loans to commercial, lease financing, consumer, commercial real estate and residential mortgage customers as well as troubled debt restructured loans. Nonperforming loans do not include nonaccrual loans held for sale or foreclosed and other assets.

Recovery - Cash proceeds received on a loan that had previously been charged off. The amount received is credited to the allowance for credit losses.

Return on assigned capital - Annualized net income divided by assigned capital.

Return on average assets - Annualized net income or annualized income from continuing operations divided by average assets.

Return on average equity - Annualized net income or annualized income from continuing operations divided by average shareholders' equity.

Risk-weighted assets - Primarily computed by the assignment of specific risk-weights, as defined by The Board of Governors of the Federal Reserve System, to assets and off-balance sheet instruments.

Securitization - The process by which financial assets are legally transformed into securities.

Shareholders' equity to total assets - Total shareholders' equity divided by total assets.

Taxable-equivalent interest - The interest income earned on certain assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. In order to provide accurate comparisons of yields and margins for all earning assets, the interest income earned on tax-exempt assets is increased to make them fully equivalent to other taxable interest income investments.

Tier 1 risk-based capital - Tier 1 capital equals: total shareholders' equity, plus trust preferred capital securities, plus certain minority interests that are held by others; less goodwill and certain intangible assets, less equity investments in nonfinancial companies and less net unrealized holding losses on available-for-sale equity securities. Net unrealized holding gains on available-for-sale equity securities, net unrealized holding gains (losses) on available-for-sale debt securities and net unrealized holding gains (losses) on cash flow hedge derivatives are excluded from total shareholders' equity for Tier 1 capital purposes.

Tier 1 risk-based capital ratio - Tier 1 risk-based capital divided by risk-weighted assets.

Total assets serviced - Total domestic and foreign pooled investment assets for which PNC provides related fund processing services. These assets are not included on PNC's consolidated balance sheet.

Total deposits - The sum of total transaction deposits, savings accounts, certificates of deposit, other time deposits and deposits in foreign offices.

Total risk-based capital - Tier 1 risk-based capital plus qualifying senior and subordinated debt, other minority interest not qualified as Tier 1, and the allowance for credit losses, subject to certain limitations.

Total risk-based capital ratio - Total risk-based capital divided by risk-weighted assets.

BUSINESS DEFINITIONS

REGIONAL COMMUNITY BANKING provides deposit, lending, cash management and investment services to two million consumer and small business customers within PNC's geographic footprint.

WHOLESALE BANKING includes Corporate Banking, PNC Real Estate Finance and PNC Business Credit.

         - CORPORATE BANKING provides credit, equipment leasing, treasury management and capital markets products and services to mid-sized corporations, government entities and selectively to large corporations primarily within PNC's geographic region. Treasury management activities, which include cash and investment management, receivables management, disbursement services and global trade services; capital markets products, which include foreign exchange, derivatives trading and loan syndications; and equipment leasing products are offered through Corporate Banking and sold by several businesses across the Corporation.

         - PNC REAL ESTATE FINANCE specializes in financial solutions for the acquisition, development, permanent financing and operation of commercial real estate nationally. PNC Real Estate Finance offers treasury and investment management, access to the capital markets, commercial mortgage loan servicing and other products and services to clients that develop, own, manage, or invest in commercial real estate. PNC's commercial real estate financial services platform provides processing services through Midland Loan Services, Inc., a leading third-party provider of loan servicing and technology to the commercial real estate finance industry. PNC MultiFamily Capital is a national provider of financial services for the multi-family housing industry, particularly affordable, senior and healthcare housing.

         - PNC BUSINESS CREDIT provides asset-based lending, treasury management and capital markets products and services to middle market customers nationally. PNC Business Credit's lending services include loans secured by accounts receivable, inventory, machinery and equipment, and other collateral, and its customers include manufacturing, wholesale, distribution, retailing and service industry companies.

PNC ADVISORS provides a full range of tailored investment, trust and banking products and services to affluent individuals and families, including full-service brokerage through J.J.B. Hilliard, W.L.Lyons, Inc. and investment consulting and trust services to the ultra-affluent through Hawthorn. PNC Advisors also serves as investment manager and trustee for employee benefit plans and charitable and endowment assets and provides defined contribution plan services and investment options through its Vested Interest(R) product. PNC Advisors provides services to individuals and corporations primarily within PNC's geographic footprint.

BLACKROCK is one of the largest publicly traded investment management firms in the United States. BlackRock manages assets on behalf of institutions and individuals worldwide through a variety of fixed income, liquidity and equity mutual funds, separate accounts and alternative investment products. Mutual funds include the flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(R) brand name.

PFPC is among the largest providers of mutual fund transfer agency and accounting and administration services in the United States, offering a wide range of fund processing services to the investment management industry. PFPC also provides processing solutions to the international marketplace through its Ireland and Luxembourg operations.